Exhibit 99.2

2021 Results and Outlook February 3, 2022 Leading the Clean Energy Transformation

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS E nergy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward - looking statements should be read in conjunction with “FO RWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as upda ted in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’ s “ FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important fa cto rs that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Ene rgy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances af ter the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations, a channel of distribution. Presentation endnotes are included after the appendix. 2

2021 Successes . . .

CMS ENERGY

People

- #1 utility in the U.S. for America's Best Employers for Women and America's Best Employers for Diversity by Forbes®
- 1st quartile employee engagement[a] and customer experience[b]
- >$75M of customer assistance to help keep customer bills affordable
- $220M in customer benefits from owned generation vs. MISO market
- 105 MW of new or expanding load – estimated to create ~4,000 jobs and bring >$1B of investment to Michigan

Planet

- Transformational Clean Energy Plan (IRP) filed – exit coal & achieve ~60% carbon emissions reduction by 2025
- >445 metric tons reduction of fugitive methane emissions and best ever vintage main replacements
- Renewable Natural Gas (RNG) facility filing included in general rate case
- 1,000 MW of solar approved in our Voluntary Green Pricing (VGP) programs
- PowerMIFleet Electric Vehicle (EV) program launched

Profit

- 7% adjusted EPS growth
- Annual dividend per share increased to $1.84, 16th increase in as many years
- $1,843M of adjusted operating cash flow generated
- >$1B of gross proceeds from EnerBank transaction
- $55M of cost savings by leveraging the CE Way and other initiatives

Presentation endnotes are included after the appendix.

. . . demonstrate strong execution across the Triple Bottom Line.

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4 Commentary Amount 2021 Financial Results & Outlook . . . . . . reflect strong growth and build momentum for 2022 and beyond. Long - Term 2022 Full - Year 2021 Results Adjusted EPS Adjusted OCF ($M) $2.65 $1,843 High end of guidance Up >$80M vs. Plan a Adjusted EPS Guidance Annual Dividend Per Share $2.85 – $2.89 $1.84 Raised guidance Up 10¢ Adjusted EPS Growth Dividend Per Share Growth 5 - yr Capital Plan ($B) +6% to +8% +6% to +8% $14.3 Toward the high end Committed to growth Up >$1B Presentation endnotes are included after the appendix.

5 Updated Customer Investment Plan . . . . . . r eflects $1B increase and ~ 40% investment in Clean Energy Transformation. New Utility Investment Plan Rate Base Growth Presentation endnotes are included after the appendix. Clean Energy Generation Electric Distribution & Other Gas Utility Opps : IRP VGP Electric Gas 36% 19% 45% $14.3B ’22 – ’26 Amount ($B) ~ $1.3 ~ 1.0 ~ 1 – 1½ ~ 1 – 1½ ~$4B - $5B Upside Potential 55% Electric utility investment 2021 2026 ~$ 21 B ~$29 ½ B 7%/yr a

Michigan's Strong Regulatory Construct . . .

CMS ENERGY

2021 | **2022**

Integrated Resource Plan

- ✓ Jun. 30th: Filed Integrated Resource Plan (IRP) U-21090
- Apr.: Initial order
- Jun.: Final order

Electric

- ✓ Dec. 22nd: Final order $54M[a] U-20963 9.9% ROE
- Early Q2: File next rate case
- Q1 2023: Expected final order

Gas

- ✓ Dec. 1st: Filed $278M U-21148 10.5% ROE
- By Oct.: Expected final order

← Gas stay-out - amortization of gas tax benefits[b] in 2021 of ~$35M and 2022 of ~$75M →

Presentation endnotes are included after the appendix.

. . . ensures forward-looking visibility.

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7 2020 2021 Reported EPS $0.55 $2.20 Adjustments a (0.07) (1.73) Adjusted EPS a $ 0.48 Adj. EPS by Segment Full Year 2021 Results . . . Fourth Quarter . . . r eflect 7% adjusted EPS growth . 2020 2021 Reported EPS $2.64 $4.66 Adjustments a (0.17) (2.01) Adjusted EPS a $ 2.47 [5XX5 Utility Enterprises EnerBank Parent and Other Total Adjusted EPS $ 0.47 Presentation endnotes are included after the appendix. 2021 $3.07 0.08 Disc. Ops. (0.50) $ 2.65 $ 2.65

8 2021 Objectives Achieved . . . . . . d elivering benefits for customers and investors. Presentation endnotes are included after the appendix. Adjusted EPS DPS growth Adjusted OCF ($M) Target credit ratings Utility investment ($ B) Planned equity issuance ($M) $2.61 – $2.65 In - line w/ earnings $1,760 Solid investment grade $2.5 Up to $250 Objectives $2.65 $1.84 $1,843 Solid investment grade $2.3 None Actual x x x x x FFO/Debt Target: Mid - teens a FFO/Debt Target: Mid - teens a x

9 2022 Guidance Offers Continued Growth . . . . . . off 2021’s actual performance. Utility Enterprises Parent and Other Consolidated EPS $3.29 – $3.32 0.12 – 0.14 (0. 56 ) – (0.57) $ 2.85 – $2.89 Adjusted EPS Premium Growth

10 2022 Adjusted EPS . . . . . . managing through COVID - 19 risks. 2021 Normal Weather Rates & Investment Cost Savings & Normalized Storms Usage, Enterprises, Tax & Other 2022 (3) ¢ – (7) ¢ 5¢ 21¢ 1¢ $2.65 . . . reflects another year of premium growth . $2.85 – $2.89

11 Near - and Long - Term Objectives . . . . . . p rovide sustainable benefits for customers AND investors. Presentation endnotes are included after the appendix. Adjusted EPS guidance DPS growth guidance Target credit ratings Utility investment ($B) Planned equity issuance ($M) $2.85 – $2.89 +6% to +8% Solid investment grade $2 .6 None 2022 +6% to +8% +6% to +8% Solid investment grade $14.3 No equity through 2024 Long - Term Plan FFO/Debt Target: Mid - teens a FFO/Debt Target: Mid - teens a Up to $250/yr in 2025 & 2026 Toward the high end 2022 - 2026

Our Entire Cost Structure . . .

Cost Components



100%
0%
~70% Non-capital related
Fuel and Power Costs
O&M Costs
Taxes
Capital Investments
Cost of Capital

CE residential utility bill as % of wallet at ~3%[a]
(down 100 bps from 2007 while investing ~$21B)

Estimated Cost Savings

Year	Event	Savings
2022	Palisades retirement	>$90M
2023	Karn 1&2 coal unit retirements (adj. O&M savings[b])	$30M
2025	MCV contract change	>$60M
2025	Campbell coal unit retirements (adj. O&M savings[b])	>$60M

>$200M identified future cost savings

PLUS CE WAY PRODUCTIVITY

Presentation endnotes are included after the appendix.

. . . offers cost reduction opportunities to maintain customer affordability

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13 2022 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact Sensitivity Adj. EPS OCF Sales a Electric (~37,000 GWh) Gas (~304 Bcf) + 1% + 1 ( ¢) + 7 + 3 ($M) + 27 + 13 Gas Prices + 50 ¢ + 0 + 60 Utility Earned ROE Electric Gas + 10 bps + 10 + 2 + 1 + 8 + 5 Interest Rates + 25 bps <1 1 Effective Tax Rate (10%) + 100 bps 3 0 + + + + Electric Residential Commercial Industrial 4¢ 2½ 2½¢ (1% Full Year  in Volume) 2022 Adj. EPS Sensitivities Gas ½ ½ ½

Simple Investment Thesis . . .

CMS ENERGY


Clean Energy Leader
UTILITY WORK AHEAD
Diversified Service Territory
Infrastructure Renewal
CMS ENERGY
Strong Cash Flow & Balance Sheet
Constructive Legislation
Affordable Prices

Nearly two decades of industry-leading financial performance

Industry-leading clean energy commitment
Net Zero Carbon (2040) & Net Zero Methane (2030)[a]

Excellence through the CE WAY

Top-tier regulatory jurisdiction[b]

Premium total shareholder return
6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . is simpler, cleaner and leaner.

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15 15 Q&A Thank You!

16 16 Appendix

17 2021 Adjusted EPS . . . . . . managing through COVID - 19 risks. 2020 Weather Rates & Investment Customer Initiatives, Cost Savings & Storms Usage, Enterprises, Tax & Other 2021 (2)¢ 54 ¢ (39)¢ 5¢ $2.47 . . . u p 7% vs. prior year. $2.65

18 (Electric & Gas) Full Year New Service Connections 8% 18% 13% 15% New Service Connections Completed New Customer Requests 2021 vs. 2019 2021 vs. 2020 Utility Sales Continue to Recover . . . . . . w ith supportive economic backdrop in Michigan . Weather - Normalized Electric Deliveries a Res. Com. Ind. Total (2.7)% 3.3% 5.7 % b 1.2% b Presentation endnotes are included after the appendix. (2021 vs. 2020) Economic Development Electric Customers Gas Customers ~1% ~1% (5 - Yr Avg. Customer Count) Residential Customer Growth 2016 – 2021 2016 2017 2018 2019 2020 2021 105 MW 126 MW 75 MW 45 MW 101 MW 69 MW Attracted > 500 MW of new or expanding business to our service territory since 2015 • $1B of state incentives • New energy intensive economic development rate Legislative Support

19 . Ratings Drivers Credit Metrics Maintained . . . Consumers Energy CMS Energy • Strong financial position • Growing operating cash flow • Return on regulated investment • Supportive regulatory environment Senior Secured Commercial Paper Outlook Senior Unsecured Junior Subordinated Outlook Last Review A A - 2 Stable BBB BBB - Stable Jun. 2021 A1 P - 2 Stable Baa2 Baa3 Stable May. 2021 A+ F - 2 Stable BBB BB+ Stable Oct. 2021 S&P Moody’s Fitch . . . at solid investment - grade levels.

20 2022 Plan ($M) Consumers Energy: First Mortgage Bonds $800 CMS Energy: Hybrid / Continuous Preferred None Planned Equity -- Retirements (incl. term loans): Consumers Energy -- CMS Energy -- Existing Facilities $850M (Jun - 2024) $550M (Jun - 2024) $250M (Nov - 2023) Consumers Energy CMS Energy Financings 2022 Planned Financings . . . $2.0 B a of net liquidity position with no CP outstanding (as of 12/31/21) . . . fund customer investment and provide ample liquidity . Presentation endnotes are included after the appendix. $56M contracted

21 Operating Cash Flow . . . . . . remains strong and supports our capital plan. Presentation endnotes are included after the appendix. 2021 2022 2023 2024 2025 2026 NOLs a & Credits Adjusted Operating Cash Flow $0.4 $0. 4 $0.5 $ 0.6 $ 0.5 $ 0.5 Amount ($B) Year ~$1.8B ~$2.1B 2017 - 2021 Average 2022 - 2026 Plan Average ~$10.7B in aggregate ~$9 .0 B in aggregate

22 Utility Customer Investment Plan Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller 22 Clean Energy Generation Electric Distribution & Other Gas Utility Total Depreciation & Amortization $0.7 0.8 1.1 $ 2.6 $1.1 2026 $0.5 1.0 1.4 $ 2.9 $1.2 2023 2024 2025 Total 2022 $0.4 1.1 1.4 $ 2.9 $ 1.3 $0 .6 1.1 1.3 $ 3.0 $1.1 $0.6 1.1 1.2 $ 2.9 $ 1.1 5 - Year Plan ($B) $2.8 5.1 6.4 $ 14.3 $5.8

23 23 Endnotes

24 24 Slide 3: a By CultureIQ , top quartile for U.S. utilities b Source : Data from CXi Forrester Index, top quartile across all industries Slide 4: a Reflects increase from 2021 OCF guidance from continuing operations of $1,760M Slide 5: a Assumes $21B rate base in 2021, $29½B in 2026, CAGR Slide 6: a Excludes $27M of lower depreciation expense previously approved b Rate relief equivalent Slide 7: a See GAAP reconciliation on slide 28 Slide 8: a Mid - teens, as calculated by rating agencies Slide 11: a Mid - teens, as calculated by rating agencies Slide 12: a 2020 Consumers Energy bill as % of Michigan household income, in current dollars. Source: Fred.stlouisfed.org, Bls.gov b Excludes potential fuel savings Slide 13: a Reflects 2022 sales forecast; weather - normalized Slide 14 : a Methane emissions from our natural gas delivery system and carbon emissions from our electric business b UBS Research, 2021 state rankings and D.C. Slide 18: a 2021 year over year change in GWh, excludes ROA and other b Excludes one large, low - margin industrial customer Slide 20: a $1,606M in available revolvers + $452M of unrestricted cash - $21M of cash at Aviator Wind and other; excludes proceeds from the sale of EnerBank Slide 21: a After - tax Presentation Endnotes

25 25 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income available t o c ommon stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring cos ts, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark - to - market adjustments recognized in net income related t o CMS Enterprises’ interest expense, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate th e impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providi ng reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in under sta nding our business results, rather than as a substitute for the reported earnings.

26 CMS ENERGY CORPORATION Reconciliation of GAAP Cash Flows from Operating Activities to Non - GAAP Adjusted Cash Flows from Operating Activities (Unaudited ) 2017 2018 2019 2020 2021 Cash Flows from Operating Activities 1,705$ 1,703$ 1,790$ 1,276$ 1,819$ Adjustments - Discretionary Pension Contributions - 240 - 700 - Adjustments - EnerBank Operating Cash Flows (52) (61) (89) (91) 24 Non-GAAP Adjusted Cash Flows from Operating Activities 1,653$ 1,882$ 1,701$ 1,885$ 1,843$ In Millions

27 CMS ENERGY CORPORATION Reconciliation of GAAP EPS to Non - GAAP Adjusted EPS by Segment (Unaudited) Electric Utility Reported net income per share available to common stockholders $ 0.21 $ 0.32 $ 1.95 $ 1.94 Reconciling items: Other exclusions from adjusted earnings - 0.01 - 0.04 Tax impact - (*) - (0.01) Loss on fleet impairment 0.07 - 0.07 - Tax impact (0.02) - (0.02) - Voluntary separation program - * - 0.03 Tax impact - (*) - (0.01) Adjusted income per share – non-GAAP $ 0.26 $ 0.33 $ 2.00 $ 1.99 Gas Utility Reported net income per share available to common stockholders $ 0.33 $ 0.34 $ 1.05 $ 0.91 Reconciling items: Other exclusions from adjusted earnings - * - * Tax impact - (*) - (*) Loss on fleet impairment 0.03 - 0.03 - Tax impact (0.01) - (0.01) - Voluntary separation program - - - 0.01 Tax impact - - - (*) Adjusted income per share – non-GAAP $ 0.35 $ 0.34 $ 1.07 $ 0.92 Enterprises Reported net income (loss) per share available to common stockholders $ (0.01) $ 0.01 $ 0.08 $ 0.13 Reconciling items: Other exclusions from adjusted earnings * (*) (*) * Tax impact (*) * * (*) Tax reform - - - (0.01) Voluntary separation program - * - * Tax impact - (*) - (*) Adjusted income (loss) per share – non-GAAP $ (0.01) $ 0.01 $ 0.08 $ 0.12 Corporate Interest and Other Reported net loss per share available to common stockholders $ (0.13) $ (0.20) $ (0.50) $ (0.54) Reconciling items: Other exclusions from adjusted earnings * * (*) (*) Tax impact (*) (*) * * Tax reform - - - (0.02) Adjusted loss per share – non-GAAP $ (0.13) $ (0.20) $ (0.50) $ (0.56) Discontinued Operations Reported net income per share available to common stockholders $ 1.80 $ 0.08 $ 2.08 $ 0.20 Reconciling items: Disposal of discontinued operations gain (2.30) - (2.27) - Tax impact 0.50 - 0.49 - Discontinued operations income - (0.11) (0.39) (0.26) Tax impact - 0.03 0.09 0.06 Adjusted income per share – non-GAAP $ - $ - $ - $ - Consolidated Reported net income per share available to common stockholders $ 2.20 $ 0.55 $ 4.66 $ 2.64 Reconciling items: Disposal of discontinued operations gain (2.30) - (2.27) - Tax impact 0.50 - 0.49 - Discontinued operations income - (0.11) (0.39) (0.26) Tax impact - 0.03 0.09 0.06 Other exclusions from adjusted earnings * 0.01 (*) 0.04 Tax impact (*) (*) * (0.01) Loss on fleet impairment 0.10 - 0.10 - Tax impact (0.03) - (0.03) - Tax reform - - - (0.03) Voluntary separation program - * - 0.04 Tax impact - (*) - (0.01) Adjusted income per share – non-GAAP $ 0.47 $ 0.48 $ 2.65 $ 2.47 Average Common Shares Outstanding – Diluted 289.7 286.9 289.5 286.3 * Less than $0.01 per share. In Millions, Except Per Share Amounts Three Months Ended Twelve Months Ended 12/31/21 12/31/20 12/31/21 12/31/20

28 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited ) Net Income Available to Common Stockholders $ 637 $ 158 $ 1,348 $ 755 Reconciling items: Disposal of discontinued operations gain (665) - (657) - Tax impact 145 - 143 - Discontinued operations income - (32) (115) (76) Tax impact - 8 27 18 Other exclusions from adjusted earnings** * 2 (1) 13 Tax impact (*) (1) * (3) Loss on fleet impairment 29 - 29 - Tax impact (7) - (7) - Tax reform - - - (9) Voluntary separation program - * - 11 Tax impact - (*) - (3) Adjusted net income – non-GAAP $ 139 $ 135 $ 767 $ 706 Average Common Shares Outstanding Basic 289.1 285.7 289.0 285.0 Diluted 289.7 286.9 289.5 286.3 Basic Earnings Per Average Common Share Reported net income per average common share $ 2.20 $ 0.55 $ 4.66 $ 2.65 Reconciling items: Disposal of discontinued operations gain (2.30) - (2.27) - Tax impact 0.50 - 0.49 - Discontinued operations income - (0.11) (0.39) (0.26) Tax impact - 0.03 0.09 0.06 Other exclusions from adjusted earnings** * 0.01 (*) 0.04 Tax impact (*) (*) * (0.01) Loss on fleet impairment 0.10 - 0.10 - Tax impact (0.03) - (0.03) - Tax reform - - - (0.03) Voluntary separation program - * - 0.04 Tax impact - (*) - (0.01) Adjusted net income per average common share – non-GAAP $ 0.47 $ 0.48 $ 2.65 $ 2.48 Diluted Earnings Per Average Common Share Reported net income per average common share $ 2.20 $ 0.55 $ 4.66 $ 2.64 Reconciling items: Disposal of discontinued operations gain (2.30) - (2.27) - Tax impact 0.50 - 0.49 - Discontinued operations income - (0.11) (0.39) (0.26) Tax impact - 0.03 0.09 0.06 Other exclusions from adjusted earnings** * 0.01 (*) 0.04 Tax impact (*) (*) * (0.01) Loss on fleet impairment 0.10 - 0.10 - Tax impact (0.03) - (0.03) - Tax reform - - - (0.03) Voluntary separation program - * - 0.04 Tax impact - (*) - (0.01) Adjusted net income per average common share – non-GAAP $ 0.47 $ 0.48 $ 2.65 $ 2.47 * Less than $0.5 million or $0.01 per share. **Includes restructuring costs and unrealized gains or losses from mark-to-market adjustments recognized in net income related to CMS Enterprises' interest expense. Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments recognized in net income related to CMS Enterprises’ interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. In Millions, Except Per Share Amounts Three Months Ended Twelve Months Ended 12/31/21 12/31/20 12/31/21 12/31/20

29 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited ) Net Income Available to Common Stockholders $ 349 $ 176 $ 186 $ 637 Reconciling items: Electric utility and gas utility - - - 29 Tax impact - - - (7) Enterprises (1) * (*) * Tax impact * (*) * (*) Corporate interest and other - (*) - * Tax impact - * - (*) Disposal of discontinued operations (gain) loss - 5 3 (665) Tax impact - (1) (1) 145 Discontinued operations income (43) (30) (42) - Tax impact 9 8 10 - Adjusted Net Income – Non-GAAP $ 314 $ 158 $ 156 $ 139 Average Common Shares Outstanding – Diluted 289.1 289.4 289.6 289.7 Diluted Earnings Per Average Common Share $ 1.21 $ 0.61 $ 0.64 $ 2.20 Reconciling items: Electric utility and gas utility - - - 0.10 Tax impact - - - (0.03) Enterprises (*) * (*) * Tax impact * (*) * (*) Corporate interest and other - (*) - * Tax impact - * - (*) Disposal of discontinued operations (gain) loss - 0.02 0.01 (2.30) Tax impact - (0.01) (*) 0.50 Discontinued operations income (0.15) (0.10) (0.14) - Tax impact 0.03 0.03 0.03 - Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 1.09 $ 0.55 $ 0.54 $ 0.47 Net Income Available to Common Stockholders $ 243 $ 136 $ 218 $ 158 Reconciling items: Electric utility and gas utility 15 4 4 2 Tax impact (4) (1) (1) (1) Enterprises 1 (*) * (*) Tax impact (4) * (*) * Corporate interest and other (2) * (*) * Tax impact (4) (*) * (*) Discontinued operations income (17) (11) (16) (32) Tax impact 3 3 4 8 Adjusted Net Income – Non-GAAP $ 231 $ 131 $ 209 $ 135 Average Common Shares Outstanding – Diluted 285.2 286.5 286.9 286.9 Diluted Earnings Per Average Common Share $ 0.85 $ 0.48 $ 0.76 $ 0.55 Reconciling items: Electric utility and gas utility 0.05 0.02 0.01 0.01 Tax impact (0.01) (0.01) (*) (*) Enterprises * (*) * (*) Tax impact (0.01) * (*) * Corporate interest and other (*) * (*) * Tax impact (0.02) (*) * (*) Discontinued operations income (0.06) (0.04) (0.05) (0.11) Tax impact 0.01 0.01 0.01 0.03 Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 0.81 $ 0.46 $ 0.73 $ 0.48 * Less than $0.5 million or $0.01 per share. In Millions, Except Per Share Amounts 2020 1Q 2Q 3Q 4Q In Millions, Except Per Share Amounts 2021 1Q 2Q 3Q 4Q